                                      Exhibit A

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of ILOG, S.A. has been filed on behalf of the undersigned.

Signature:


     Dated February 13, 1998


                              Oak Investment Partners VI,
                              Limited Partnership

                              By:  Oak Associates VI, LLC,
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------
                                   Managing Member

                              Oak Associates VI, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------
                                   Managing Member


                              Oak VI Affiliates Fund, Limited Partnership

                              By:  Oak VI Affiliates, LLC
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   -------------------------
                                   Managing Member


                              Oak VI Affiliates, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   -------------------------
                                   Managing Member

                              OAK MANAGEMENT CORPORATION



                         By:  /s/ Edward F.Glassmeyer
                              ---------------------------
                              Name:  Edward F. Glassmeyer
                              Title: President



                              /s/ Bandel L. Carano
                              ---------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ---------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ---------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ---------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ---------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ---------------------------
                              Eileen M. More